                                                                  Exhibit 10-e-6



                       ROCKWELL INTERNATIONAL CORPORATION

             MEMORANDUM OF ADJUSTMENTS TO OUTSTANDING OPTIONS UNDER
              ROCKWELL INTERNATIONAL CORPORATION'S 1988 LONG-TERM
                INCENTIVES PLAN, 1995 LONG-TERM INCENTIVES PLAN,
             2000 LONG-TERM INCENTIVES PLAN AND DIRECTORS STOCK PLAN
                  ADOPTED BY BOARD OF DIRECTORS ON JUNE 6, 2001


            Effective upon consummation of the distribution (the "Distribution") by Rockwell International Corporation ("Rockwell") to each holder of shares of Common Stock, par value $1 per share, of Rockwell ("Rockwell Common Stock") as of the close of business on the Record Date (as defined in the Distribution Agreement (the "Distribution Agreement") to be entered into prior to the Distribution by and among Rockwell, New Rockwell Collins, Inc. (to be renamed Rockwell Collins, Inc.) ("Rockwell Collins") and Rockwell Scientific Company
LLC) of one share of Common Stock, par value $.01 per share ("Collins Common Stock"), and one associated preferred share purchase right ("Right"), of Rockwell Collins for each share of Rockwell Common Stock held by such holder on the Record Date (which is subject to satisfaction or waiver of the conditions set forth in the Distribution Agreement), all outstanding options under the Rockwell International Corporation 1988 Long-Term Incentives Plan (the "1988 Plan"), the Rockwell International Corporation 1995 Long-Term Incentives Plan (the "1995 Plan"), the Rockwell International Corporation 2000 Long-Term Incentives Plan (the "2000 Plan") and the Rockwell International Corporation Directors Stock Plan (the "Directors Plan," and, together with the 1988 Plan, the 1995 Plan and the 2000 Plan, the "Rockwell Stock Plans"), pursuant to the equitable adjustment provisions of the applicable Rockwell Stock Plan, shall be adjusted as set forth in this memorandum.

            Capitalized terms used in this memorandum but not defined herein will have the meanings ascribed to such terms in the form of Distribution Agreement previously approved by the Board of Directors or, if not defined therein, in the form of Employee Matters Agreement (as defined in the Distribution Agreement) approved by the Board of Directors on the date hereof. As used in this memorandum (including Annex A hereto), the following terms will have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "ACTIVE ROCKWELL AUTOMATION EMPLOYEE" means any individual who, immediately after the Time of Distribution, will be employed by a member of the Rockwell Automation Group pursuant to Section 2.01(a) of the Employee Matters Agreement (other than any such individual who was an employee of the corporate office of Rockwell or its predecessors prior to the Distribution and who has not accepted permanent employment with a member of the Rockwell Automation Group as of the Time of Distribution).

            "ACTIVE ROCKWELL COLLINS EMPLOYEE" means any individual who, immediately after the Time of Distribution, will be employed by a member of the Rockwell Collins Group pursuant to Section 2.01(b) of the Employee Matters Agreement.

            "AVERAGE PRICE OF OLD ROCKWELL COMMON STOCK" means the average of the daily closing prices per share of Rockwell Common Stock trading on a "regular way" basis (i.e., including the value of the Rockwell Collins Common Stock to be distributed in respect thereof) as reported on the NYSE Composite Transactions reporting system for the Pre-Distribution Period; provided, that (a) if any day during the Pre-Distribution Period is an Excluded Day, then such Excluded Day will not be included in the three-day averaging period and up to three Substitute Old Rockwell Trading Days will be included in lieu thereof so that a total of three trading days are included in such averaging period and (b) if any Substitute Old Rockwell Trading Day is so included in the averaging period, then the per share value for such day described in the definition of Substitute Old Rockwell Trading Day will be included for purposes of calculating the Average Price of Old Rockwell Common Stock.

            "AVERAGE PRICE OF ROCKWELL AUTOMATION COMMON STOCK" means the average of the daily closing prices per share of Rockwell Common Stock trading on an "ex-distribution when-issued" basis (i.e., without the value of the Rockwell Collins Common Stock to be distributed in respect thereof) as reported on the NYSE Composite Transactions reporting system for the Pre-Distribution Period; provided, that if on any day during the Pre-Distribution Period, the daily trading volume of such "ex-distribution when-issued" trading is less than 10,000 shares, then for purposes of calculating the Average Price of Rockwell Automation Common Stock, the Deemed Rockwell Automation When-Issued Value for such day will be included in lieu of the closing price per share of Rockwell Common Stock trading on an "ex-distribution when-issued" basis for such day; provided, further, that (a) if any day during the Pre-Distribution Period is an Excluded Day, then such Excluded Day will not be included in the three-day averaging period and up to three Substitute Rockwell Automation Trading Days will be included in lieu thereof so that a total of three trading days are included in such averaging period and (b) if any Substitute Rockwell Automation Trading Day is so included in the averaging period, then the per share value for such day described in the definition of Substitute Rockwell Automation Trading Day will be included for purposes of calculating the Average Price of Rockwell Automation Common Stock.

            "AVERAGE PRICE OF ROCKWELL COLLINS COMMON STOCK" means the average of the daily closing prices per share of Rockwell Collins Common Stock trading on a "when-issued" basis as reported on the NYSE Composite Transactions reporting system for the Pre-Distribution Period; provided, that (a) if any day during the Pre-Distribution Period is an Excluded Day, then such Excluded Day will not be included in the three-day averaging period and up to three Substitute Rockwell Collins Trading Days will be included in lieu thereof so that a total of three trading days are included in such averaging period and (b) if any Substitute Rockwell Collins Trading Day is so included in the averaging period, then the per share value for such day described in the definition of Substitute Rockwell Collins Trading Day will be included for purposes of calculating the Average Price of Rockwell Collins Common Stock.

            "COMMITTEE" means the committee appointed by the Rockwell Board on June 6, 2001 for certain purposes, including in respect of the option adjustments provided for in this Memorandum.

            "DEEMED ROCKWELL AUTOMATION WHEN-ISSUED VALUE" means, for any trading day in the Pre-Distribution Period or the Earlier Period, the remainder of (a) the closing price per share of Rockwell Common Stock trading on a "regular way" basis (i.e., including the value of the Rockwell Collins Common Stock to be distributed in respect thereof) as reported on the NYSE Composite Transactions reporting system for such day, minus (b) the closing price per share of Rockwell Collins Common Stock trading on a "when-issued" basis as reported on the NYSE Composite Transaction reporting system for such day.

            "EARLIER PERIOD" means the three consecutive full NYSE trading days immediately preceding the Pre-Distribution Period.

            "EXCLUDED DAY" means any day during the Pre-Distribution Period or the Earlier Period (a) on which the daily trading volume of Rockwell Collins Common Stock trading on a "when-issued" basis is less than 10,000 shares or (b) with respect to which the Committee determines (on or before 2:00 p.m., New York City time, on the first NYSE trading day following the Distribution Date) that (i) the closing price per share of Rockwell Collins Common Stock trading on a "when-issued" basis does not fairly represent the per share value of Rockwell Collins Common Stock and/or (ii) the closing price per share of Rockwell Common Stock trading on an "ex-distribution when-issued" basis or the Deemed Rockwell Automation When-Issued Value does not fairly represent the per share value of Rockwell Common Stock (excluding the value of Rockwell Collins Common Stock to be distributed in respect thereof).

            "NYSE" means the New York Stock Exchange, Inc.

            "POST-DISTRIBUTION ROCKWELL OPTION SPREAD" means, with respect to any Rockwell Split Option (after its being adjusted pursuant to paragraph
      (c) of this memorandum), the product of (a) the Average Price of Rockwell Automation Common Stock minus the per share exercise price of such adjusted Rockwell Split Option, multiplied by (b) the number of shares of Rockwell Common Stock subject to such Rockwell Split Option.

            "PRE-DISTRIBUTION PERIOD" means the three consecutive full NYSE trading days ending on and including the Distribution Date.

            "PRE-DISTRIBUTION ROCKWELL OPTION SPREAD" means, with respect to any Rockwell Split Option (prior to its being adjusted pursuant to paragraph
      (c) of this memorandum), (i) the Average Price of Old Rockwell Common Stock minus the per share exercise price of such unadjusted Rockwell Split Option, multiplied by (ii) the number of shares of Rockwell Common Stock subject to such Rockwell Split Option.

            "ROCKWELL AUTOMATION OPTION RATIO" means the amount obtained by dividing (i) the Average Price of Rockwell Automation Common Stock by (ii) the Average Price of Old Rockwell Common Stock.

            "ROCKWELL AUTOMATION OPTIONEE" means any Person who (i) immediately after the Time of Distribution is an Active Rockwell Automation Employee, other than those who were employees of the Rockwell corporate office prior to the Time of Distribution and become employees of the Rockwell Automation Business (or remain employees of the Rockwell corporate office) in connection with the Distribution or (ii) is set forth in Schedule 1.02 to the Employee Matters Agreement.

            "ROCKWELL COLLINS OPTION" means an option to purchase from Rockwell Collins shares of Rockwell Collins Common Stock provided to a holder of a Rockwell Option pursuant to the provisions of this Memorandum.

            "ROCKWELL COLLINS OPTION RATIO" means the amount obtained by dividing (i) the Average Price of Rockwell Collins Common Stock by (ii) the Average Price of Old Rockwell Common Stock.

            "ROCKWELL COLLINS OPTION SPREAD" means, with respect to any Rockwell Collins Option received by a holder of a Rockwell Split Option pursuant to paragraph (c) of this memorandum, the Pre-Distribution Rockwell Option Spread of the corresponding Rockwell Option minus the Post-Distribution Rockwell Option Spread of such Rockwell Option.

            "ROCKWELL COLLINS OPTIONEE" means any Person who (i) immediately after the Time of Distribution is an Active Rockwell Collins Employee, other than those who were employees of the Rockwell corporate office prior to the Time of Distribution and become employees of the Rockwell Collins Business in connection with the Distribution or (ii) is set forth in
      Schedule 1.03 to the Employee Matters Agreement.

            "ROCKWELL OPTION" means an option to purchase from Rockwell shares of Rockwell Common Stock granted pursuant to one of the Rockwell Stock Plans.

            "ROCKWELL SPLIT OPTION" means any Rockwell Option outstanding as of the Time of Distribution held by a Rockwell Split Optionee.

            "ROCKWELL SPLIT OPTIONEE" means any individual who holds Rockwell Options at the Time of Distribution who is not a Rockwell Automation Optionee or a Rockwell Collins Optionee.

            "SUBSTITUTE OLD ROCKWELL TRADING DAY" means the first immediately preceding NYSE trading day in the Earlier Period that is not already a Substitute Old Rockwell Trading Day or an Excluded Day; provided, that if there are an insufficient number of Substitute Old Rockwell Trading Days available in the Earlier Period for a total of three trading days to be included in the averaging period for the Average Price of Old Rockwell Common Stock, then up to three NYSE trading days immediately following the Distribution Date will be included as Substitute Old Rockwell Trading Days so that a total of three trading days are included in the averaging period; provided, further, that (a) if any NYSE trading day in the Earlier Period is included as a Substitute Old Rockwell Trading Day, then, for purposes of calculating the Average Price of Old Rockwell Common Stock, the closing price per share for that day of Rockwell Common Stock trading on a "regular way" basis (i.e., including the Rockwell Collins Common Stock to be distributed in respect thereof) as reported on the NYSE Composite Transactions reporting system will be included for that Substitute Old Rockwell Trading Day and (b) if any NYSE trading day immediately following the Distribution Date is included as a Substitute Old Rockwell Trading Day, then, for purposes of calculating the Average Price of Old Rockwell Common Stock, the sum of the closing prices per share for that day of Rockwell Common Stock and Rockwell Collins Common Stock, each trading on a "regular way" basis and as reported on the NYSE Composite Transactions reporting system, will be included for that Substitute Old Rockwell Trading Day.

            "SUBSTITUTE ROCKWELL AUTOMATION TRADING DAY" means the first immediately preceding NYSE trading day in the Earlier Period that is not already a Substitute Rockwell Automation Trading Day or an Excluded Day; provided that if there are an insufficient number of Substitute Rockwell Automation Trading Days available in the Earlier Period for a total of three trading days to be included in the averaging period for the Average Price of Rockwell Automation Common Stock, then up to three NYSE trading days immediately following the Distribution Date will be included as Substitute Rockwell Automation Trading Days so that a total of three trading days are included in the averaging period; provided, further, that
      (a) if any NYSE trading day in the Earlier Period is included as a Substitute Rockwell Automation Trading Day, then, for purposes of calculating the Average Price of Rockwell Automation Common Stock, (i) the closing price per share for that day of Rockwell Common Stock trading on an "ex-distribution when-issued" basis as reported on the NYSE Composite Transactions reporting system (if the trading volume for such day of such "ex-distribution when-issued" trading is at least 10,000 shares) or (ii) the Deemed Rockwell Automation When-Issued Value for that day (if the trading volume for such day of such "ex-distribution when-issued" trading is less than 10,000 shares), will be included for that Substitute Rockwell Automation Trading Day and (b) if any NYSE trading day immediately following the Distribute Date is included as a

      Substitute Rockwell Automation Trading Day, then, for purposes of calculating the Average Price of Rockwell Automation Common Stock, the closing price per share for that day of Rockwell Common Stock, trading on a "regular way" basis, as reported on the NYSE Composite Transactions reporting system will be included for that Substitute Rockwell Automation Trading Day.

            "SUBSTITUTE ROCKWELL COLLINS TRADING DAY" means the first immediately preceding NYSE trading day in the Earlier Period that is not already a Substitute Rockwell Collins Trading Day or an Excluded Day; provided, that if there are an insufficient number of Substitute Rockwell Collins Trading Days available in the Earlier Period for a total of three trading days to be included in the averaging period for the Average Price of Rockwell Collins Common Stock, then up to three NYSE trading days immediately following the Distribution Date will be included as Substitute Rockwell Collins Trading Days so that a total of three trading days are included in the averaging period; provided, further, that (a) if any NYSE trading day in the Earlier Period is included as a Substitute Rockwell Collins Trading Day, then, for purposes of calculating the Average Price of Rockwell Collins Common Stock, the closing price per share for that day of Rockwell Collins Common Stock trading on a "when-issued" basis as reported on the NYSE Composite Transactions reporting system will be included for that Substitute Rockwell Collins Trading Day and (b) if any NYSE trading day immediately following the Distribution Date is included as a Substitute Rockwell Collins Trading Day, then, for purposes of calculating the Average Price of Rockwell Collins Common Stock, the closing price per share for that day of Rockwell Collins Common Stock, trading on a "regular way" basis, as reported on the NYSE Composite Transactions reporting system will be included for that Substitute Rockwell Collins Trading Day.

            The adjustments shall be made as follows:

            (a) Each Rockwell Option held by a Rockwell Automation Optionee that is outstanding as of the Time of Distribution will be adjusted pursuant to the equitable adjustment and other provisions of the applicable Rockwell Stock Plan under which such Rockwell Option was granted so that the number of shares of Rockwell Common Stock subject to the adjusted Rockwell Option will equal the number of shares subject to such Rockwell Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the reciprocal of the Rockwell Automation Option Ratio. The adjusted Rockwell Option will have a per share exercise price equal to the per share exercise price of such Rockwell Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the Rockwell Automation Option Ratio, rounded up to the nearest hundredth of a cent.

            (b) Each Rockwell Option held by a Rockwell Collins Optionee that is outstanding as of the Time of Distribution will be and become a Rockwell Collins Option pursuant to the equitable adjustment and other provisions of the applicable Rockwell Stock Plan under which such Rockwell Option was granted. The number of shares of Rockwell Collins Common Stock subject to such Rockwell Collins Option will equal the number of shares of Rockwell Common Stock subject to such Rockwell Option being replaced immediately prior to the Time of Distribution, multiplied by the reciprocal of the Rockwell Collins Option Ratio. The per share exercise price of such Rockwell Collins Option will equal the per share exercise price of such Rockwell Option being replaced immediately prior to the Time of Distribution, multiplied by the Rockwell Collins Option Ratio, rounded up to the nearest hundredth of a cent.

            (c)(i) Each Rockwell Split Option held by any Person that is outstanding as of the Time of Distribution will be adjusted pursuant to the equitable adjustment and other provisions of the applicable Rockwell Stock Plan under which such Rockwell Split Option was granted so that the per share exercise price of such Rockwell Split Option will equal the per share exercise price of such Rockwell Split Option immediately prior to the Time of Distribution and prior to such adjustment, multiplied by the Rockwell Automation Option Ratio, rounded up to the nearest hundredth of a cent. The number of shares subject to the adjusted Rockwell Split Option will equal the number of shares subject to such Rockwell Split Option immediately prior to the Time of Distribution.

            (c)(ii) Each Person holding a Rockwell Split Option as of the Time of Distribution will receive a Rockwell Collins Option pursuant to the equitable adjustment and other provisions of the applicable Rockwell Stock Plan under which such Rockwell Split Option was granted. The Rockwell Collins Option will have a per share exercise price equal to the per share exercise price of such Rockwell Split Option immediately prior to the Time of Distribution (before the adjustment contemplated by paragraph (c)(i) of this memorandum), multiplied by the Rockwell Collins Option Ratio, rounded up to the nearest hundredth of a cent. The number of shares of Rockwell Collins Common Stock subject to such Rockwell Collins Option will equal the quotient of (i) the Rockwell Collins Option Spread divided by (ii) the remainder of the Average Price of Rockwell Collins Common Stock minus the per share exercise price of such Rockwell Collins Option (as determined pursuant to the preceding sentence).

            Attached as Annex A are examples of the option adjustments set forth in this memorandum.

                                                                         Annex A



                           Option Adjustment Examples


      Each of the following examples is based on the following assumptions:

            - the employee has been granted options to acquire 1,000 shares of Rockwell Common Stock;

            -     the Average Price of Old Rockwell Common Stock is $50;

            -     the Average Price of Rockwell Automation Common Stock is $25;
                  and

            -     the Average Price of Rockwell Collins Common Stock is $25.

A.    ROCKWELL AUTOMATION OPTIONEES

   1. In-the-Money Option:

      Pre-Distribution Exercise Price: $30.00

                                        Rockwell              Rockwell
                                    Pre-Distribution     Post-Distribution
                                    ----------------     -----------------
     Number of Option Shares                 1,000                 2,000(1)
     Exercise Price                   $      30.00          $      15.00(2)
     Average Price                    $      50.00          $      25.00
     Aggregate Spread                 $     20,000          $     20,000

      (1) 1,000 x $50.00/$25.00 (Reciprocal of Rockwell Automation Option Ratio)

      (2) $30.00 x $25.00/$50.00 (Rockwell Automation Option Ratio)

   2. Out-of-the-Money Option:

      Pre-Distribution Exercise Price: $60.00

                                        Rockwell              Rockwell
                                    Pre-Distribution      Post-Distribution
                                    ----------------      -----------------
     Number of Option Shares                 1,000                 2,000(1)
     Exercise Price                   $      60.00          $      30.00(2)
     Average Price                    $      50.00          $      25.00
     Aggregate Spread                 $    (10,000)         $    (10,000)

      (1) 1,000 x $50.00/$25.00 (Reciprocal of Rockwell Automation Option Ratio)

      (2) $60.00 x $25.00/$50.00 (Rockwell Automation Option Ratio)

B.    ROCKWELL COLLINS OPTIONEES

   1. In-the-Money Option:

      Pre-Distribution Exercise Price: $30.00

                                        Rockwell              Collins
                                    Pre-Distribution      Post-Distribution
                                    ----------------      -----------------
     Number of Option Shares                 1,000                 2,000(1)
     Exercise Price                   $      30.00          $      15.00(2)
     Average Price                    $      50.00          $      25.00
     Aggregate Spread                 $     20,000          $     20,000

   (1) 1,000 x $50.00/$25.00 (Reciprocal of Rockwell Collins Option Ratio)

   (2) $30.00 x $25.00/$50.00 (Rockwell Collins Option Ratio)

   2. Out-of-the-Money Option:

      Pre-Distribution Exercise Price: $60.00

                                        Rockwell              Collins
                                    Pre-Distribution      Post-Distribution
                                    ----------------      -----------------
     Number of Option Shares                 1,000                 2,000(1)
     Exercise Price                   $      60.00          $      30.00(2)
     Average Price                    $      50.00          $      25.00
     Aggregate Spread                 $    (10,000)         $    (10,000)

   (1) 1,000 x $50.00/$25.00 (Reciprocal of Rockwell Collins Option Ratio)

   (2) $60.00 x $25.00/$50.00 (Rockwell Collins Option Ratio)

C.    ROCKWELL SPLIT OPTIONEES

   1. In-the-Money Option:

      Pre-Distribution Exercise Price: $30.00

                                        Rockwell              Rockwell                 Collins
                                    Pre-Distribution      Post-Distribution        Post-Distribution
                                    ----------------      -----------------        -----------------
    Number of Option Shares                  1,000                 1,000                    1,000(3)
    Exercise Price                    $      30.00          $      15.00(1)          $      15.00(2)
    Average Price                     $      50.00          $      25.00             $      25.00
    Aggregate Spread                  $     20,000          $     10,000             $     10,000


      (1)

   Pre-Dist.                                                                             New Rockwell
   Exer. Price        Times                Rockwell Automation Option Ratio         =    Exer. Price
   -----------        -----                --------------------------------              -----------
                      Times
        $30.00        Quotient of        $25.00     Divided By         $50.00       =       $15.00


      (2)

   Pre-Dist.                                                                             New Collins
   Exer. Price        Times                  Rockwell Collins Option Ratio          =    Exer. Price
   -----------        -----                  -----------------------------               -----------
                      Times
        $30.00        Quotient of        $25.00      Divided By        $50.00       =       $15.00


      (3)

   Rockwell
   Collins Option                         Avg. Price of               Collins                          Number of
   Spread           Divided By the      Rockwell Collins              Post-Distribution                Collins Option
                    Remainder of          Common Stock       Minus    Exer. Price               =      Shares
                    ------------          ------------       -----    -----------                      ------
                    Divided By the
     $10,000(4)     Remainder  of            $25.00          Minus        $15.00                =          1,000


   (4) Pre-Distribution Rockwell Option Spread of corresponding Rockwell Split Option ($20,000) - Post-Distribution Rockwell Option Spread of such Rockwell Split Option ($10,000)

   2. Out-of-the-Money Option:

      Pre-Distribution Exercise Price: $60.00

                                       Rockwell               Rockwell                  Collins
                                   Pre-Distribution       Post-Distribution         Post-Distribution
                                   ----------------       -----------------         -----------------
    Number of Option Shares                 1,000                  1,000                     1,000(3)
    Exercise Price                   $      60.00           $      30.00(1)           $      30.00(2)
    Average Price                    $      50.00           $      25.00              $      25.00
    Aggregate Spread                 $    (10,000)          $     (5,000)             $     (5,000)


      (1)

   Pre-Dist.                                                                             New Rockwell
   Exer. Price        Times                Rockwell Automation Option Ratio         =    Exer. Price
   -----------        -----                --------------------------------              -----------
                      Times
        $60.00        Quotient of        $25.00      Divided By        $50.00       =       $30.00


      (2)

   Pre-Dist.                                                                             New Collins Exer.
   Exer. Price        Times                 Rockwell Collins Option Ratio           =    Price
   -----------        -----                 -----------------------------           -    -----
                      Times
        $60.00        Quotient of       $25.00       Divided By        $50.00       =       $30.00

      (3)

   Rockwell                                                         Collins
   Collins                              Avg. Price of               Post                   Number of
   Option          Divided By the     Rockwell Collins              Distribution           Collins Option
   Spread          Remainder of         Common Stock      Minus     Exer. Price     =      Shares
   ------          ------------         ------------      -----     -----------            ------
                   Divided By the
   $(5,000)(4)     Remainder of             $25.00        Minus       $30.00        =         1,000

   (4) Pre-Distribution Rockwell Option Spread of corresponding Rockwell Split Option ($10,000) - Post-Distribution Rockwell Option Spread of such Rockwell Split Option ($5,000)